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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                 ---------------

                                    FORM 8 -K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): OCTOBER 15, 2003


                          COMMISSION FILE NUMBER 1-584

                                 ---------------

                                FERRO CORPORATION
             (Exact name of registrant as specified in its charter)

                     AN OHIO CORPORATION, IRS NO. 34-0217820

                    1000 LAKESIDE AVENUE CLEVELAND, OH 44114
                    (Address of principal executive offices)

               REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:
                                  216/641-8580


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ITEM 9.  REGULATION FD DISCLOSURE INFORMATION PROVIDED UNDER ITEM 12.
         ------------------------------------------------------------

         Information required by Item 12 is being furnished under this Item based on SEC interim filing guidance.

         On October 15, 2003, Ferro Corporation issued a press release announcing our current forecast of financial results for the quarter ended September 30, 2003. A copy of this release is attached hereto as
         Exhibit 99.1

         The information presented in the press release dated October 15, 2003 and contained herein should have stated that Ferro expects to report sales of approximately $397 million instead of $297 million.





                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     /s/ Hector R. Ortino
                                     -----------------------------------
                                     Signature
                                     Hector R. Ortino

                                     Chairman and Chief Executive Officer
                                     Title


                                     /s/ Thomas M. Gannon
                                     --------------------------------------
                                     Signature
                                     Thomas M. Gannon

                                     Vice President and Chief Financial Officer
                                     Title

                                     October 17, 2003
                                     ----------------
                                     Date


                                     Exhibit Index

Exhibit No          Description
----------          -----------

99.1                Press Release of Ferro Corporation dated October 15, 2003.